[LETTERHEAD OF
UBS PAINEWEBBER, INC.
1285 AVENUE OF THE AMERICAS
NEW YORK, NY 10019]

VIA EDGAR
---------

March 19, 2002

Securities and Exchange Commission
Filing Desk
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

Re: UBS PaineWebber Pathfinders Trust, Treasury and Growth Stock Series 26 Securities Act of 1933 Registration No. 333-46290
     Investment Company Act of 1940 File No. 811-4158
     ------------------------------------------------

Ladies and Gentlemen:

On behalf of UBS PaineWebber Pathfinders Trust, Treasury and Growth Stock Series 26 (the "Registrant") and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as the same have been modified by Regulation S-T, we hereby file a statement to note for the record that the prospectus for the UBS PaineWebber Pathfinders Trust Treasury and Growth Stock Series 26 has been translated into the Spanish language. The Spanish version of the prospectus constitutes a full and complete representation of the current English version of the prospectus, which was filed electronically on January 4, 2002 (EDGAR accession number 0001044971-02-000006).

     Pursuant to Rule 306 of Regulation S-T, the Registrant represents that the Spanish language prospectus is a fair and accurate translation of the English language version now in use. A copy of the Spanish version will be available for inspection, upon request, at the offices of either Carter, Ledyard & Milburn, Counsel to the Registrant, 2 Wall Street, New York, NY 10005 or UBS PaineWebber Inc., Unit Investment Trust Department, 1285 Avenue of the Americas, New York, NY, 10019.

If you have any questions with respect to the enclosed or if there is any way in which we may be of assistance, please do not hesitate to telephone the undersigned at (212) 713-2205.

UBS PAINEWEBBER INC.

By:  /s/Christine Tripi Pasquin
     --------------------------
     Christine Tripi Pasquin
     Corporate Vice President
     UBS PaineWebber,Inc.